UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2015

AGILENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 345-8886

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Agilent Technologies, Inc. (the “Company”) was held on March 18, 2015 (the “Annual Meeting”).  A total of 285,386,007 shares of Common Stock, representing approximately 85% of the shares outstanding, were represented at the Annual Meeting. The voting results for each item of business properly presented at the Annual Meeting, as certified by the Company’s independent inspector of elections, are set forth below:

Proposal No. 1 The election of three (3) directors for a term of three years.  The individuals listed below received the affirmative vote of a majority of the votes cast by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting, and were each elected to serve a three-year term.

Name	For	Against	Abstain	Broker Non-Vote
Robert J. Herbold	249,458,182	2,944,343	683,027	32,300,454
Koh Boon Hwee	217,669,985	34,750,525	665,042	32,300,454
Michael R. McMullen	250,687,150	1,772,296	626,106	32,300,454

Directors Paul N. Clark, James G. Cullen, Heidi Fields, A. Barry Rand, George A. Scangos, Ph.D and Tadataka Yamada, M.D. continued in office following the Annual Meeting. William P. Sullivan’s term expired at the Annual Meeting and he did not stand for re-election as he had notified the Company that he would retire as Chief Executive Officer and as a member of the board of directors effective March 18, 2015.

Proposal No. 2 The proposal to ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year was approved as set forth below.

For	Against	Abstain
281,955,104	2,604,732	826,142

Proposal No. 3 The proposal to re-approve and amend the Performance-Based Compensation Plan for Covered Employees was approved as set forth below.

For	Against	Abstain	Broker Non-Vote
247,912,297	4,443,753	729,474	32,300,454

Proposal No. 4 The proposal to approve amendments to the Company’s Amended and Restated Certificate of Incorporation and Bylaws to declassify the board was not approved as set forth below.

For	Against	Abstain	Broker Non-Vote
251,890,052	416,611	778,595	32,300,454

Proposal No. 5 The non-binding advisory vote to approve the fiscal year 2014 compensation of the Company’s named executive officers was approved as set forth below.

For	Against	Abstain	Broker Non-Vote
150,699,018	101,553,150	833,384	32,300,454

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Michael Tang
	Name:	Michael Tang
	Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date: March 18, 2015

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